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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Westbridge Research Group (the "Company") on Form 10-Q for the period ended February 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christine Koenemann, Principal Executive Officer and Principal Financial Officer of the Company, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to Westbridge Research Group and will be retained by Westbridge Research Group and furnished to the Securities and Exchange Commissions or its staff upon request.


Date: April 14, 2009                            By: /s/ Christine Koenemann
                                                    ----------------------------
                                                    Christine Koenemann
                                                    Principal Executive Officer
                                                    Principal Financial Officer